Exhibit 99.1

News Release
CONTACT:
Greg Powell
Vice President, Investor Relations
B/E Aerospace, Inc.
(561) 791-5000 ext. 1450

B/E AEROSPACE REPORTS 2016 FINANCIAL RESULTS;
COMMENTS ON PENDING ROCKWELL COLLINS / B/E AEROSPACE MERGER

          WELLINGTON, FL, February 10, 2017 – B/E Aerospace, Inc. (the “Company”) (NASDAQ: BEAV), the world’s leading manufacturer of aircraft cabin interior products, today announced its full year and fourth quarter 2016 financial results.

FULL YEAR 2016 CONSOLIDATED RESULTS

Full year 2016 revenues of $2.9 billion increased 7.4 percent as compared with the prior year.  Full year 2016 bookings were approximately $3.3 billion and the book-to-bill ratio was 1.1 to 1.

The Company’s 2016 full year and fourth quarter results include after-tax charges totaling approximately $20.0 million, or $0.20 per share, related to the pending Rockwell Collins merger transaction and restructuring charges.  For more information see “Reconciliation of Non-GAAP Financial Measures”.

On a GAAP basis, full year 2016 operating earnings of $506.6 million increased 12.0 percent as compared with the prior year.  Net earnings and net earnings per diluted share of $311.1 million and $3.08 per share increased 8.9 percent and 12.8 percent, respectively, as compared with the prior year.

Exclusive of the aforementioned costs, operating earnings were $528.5 million, or 18.0 percent of sales, net earnings and net earnings per diluted share were $331.1 million and $3.28 per share, and free cash flow from operations was $277.0 million or 83.7 percent of adjusted net earnings.

As of December 31, 2016, backlog increased by approximately $300 million, as compared with December 31, 2015, to approximately $3.5 billion, while awarded but unbooked backlog was approximately $5.6 billion.  Total backlog, both booked, and awarded but unbooked, was approximately $9.1 billion.

FOURTH QUARTER 2016 CONSOLIDATED RESULTS

Fourth quarter 2016 revenues of $730.4 million increased 10.8 percent as compared with the prior year period.  Bookings during the fourth quarter of 2016 were approximately $900 million and the book-to-bill ratio was approximately 1.2 to 1.

On a GAAP basis, operating earnings were $108.6 million, net earnings were $60.4 million and net earnings per diluted share were $0.60 per share, all of which were impacted by the pending Rockwell Collins transaction and restructuring charges.

Exclusive of the aforementioned transaction and restructuring related costs, operating earnings were $130.5 million and earnings per diluted share was $0.80.

PENDING ROCKWELL COLLINS TRANSACTION

In connection with the pending Rockwell Collins / B/E Aerospace merger transaction, on February 3, 2017, Rockwell Collins filed a registration statement with the Securities and Exchange Commission (“SEC”) on Form S-4 that included a joint Rockwell Collins / B/E Aerospace proxy statement.  The registration statement has been declared effective by the SEC.  The B/E Aerospace special meeting of stockholders has been scheduled for March 9, 2017 at the Hilton Palm Beach Airport, West Palm Beach, Florida, at 10:00 a.m. (Eastern time).

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements involve risks and uncertainties. The Company’s actual experience and results may differ materially from the experience and results anticipated in such statements.  Factors that might cause such a difference include those discussed in the Company’s filings with the SEC, which include its Proxy Statement, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  The declaration and payment of future dividends, the repurchase of shares of the Company’s stock and repayment of outstanding debt are at the discretion of the Board of Directors and will depend on the Company’s future earnings, capital requirements, financial conditions, operating conditions, contractual restrictions and such other factors as the Board of Directors may deem relevant.  For more information, see the section entitled “Cautionary Statement Regarding Forward-Looking Statements” contained in the Company’s Annual Report on Form 10-K and in other filings. The forward-looking statements included in this news release are made only as of the date of this news release and, except as required by federal securities laws and rules and regulations of the SEC, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

The proposed transaction involving Rockwell Collins and B/E Aerospace is being submitted to the respective stockholders of Rockwell Collins and B/E Aerospace for their consideration.  In connection with the proposed transaction, Rockwell Collins filed a registration statement on Form S-4 that included a joint proxy statement/prospectus for the stockholders of Rockwell Collins and B/E Aerospace with the SEC.  The registration statement was declared effective by the SEC on February 3, 2017, and a definitive joint proxy statement/prospectus has been filed with the SEC on February 3, 2017.  Each of Rockwell Collins and B/E Aerospace are mailing the definitive joint proxy statement/prospectus to their respective stockholders and, may file other documents regarding the transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED BY ROCKWELL COLLINS OR B/E AEROSPACE WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the definitive joint proxy statement/prospectus and other documents filed with the SEC by Rockwell Collins and/or B/E Aerospace through the website maintained by the SEC at www.sec.gov. Investors and security holders are also able to obtain free copies of the documents filed by Rockwell Collins with the SEC on Rockwell Collins’ internet website at http://www.rockwellcollins.com or by contacting Rockwell Collins’ Investor Relations at Rockwell Collins, 400 Collins Rd. NE, Cedar Rapids, IA 52498 or by calling (319) 295-7575. Investors and security holders are also able to obtain free copies of the documents filed by B/E Aerospace with the SEC on B/E Aerospace’s internet website at http://www.beaerospace.com or by contacting B/E Aerospace’s Investor Relations at B/E Aerospace, Inc., 1400 Corporate Center Way, Wellington, FL or by calling (561) 791-5000.

Participants in the Solicitation

Rockwell Collins, B/E Aerospace and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive joint proxy statement/prospectus filed with the SEC.

About B/E Aerospace, Inc.

B/E Aerospace is the world’s leading manufacturer of aircraft cabin interior products.  B/E Aerospace designs, develops and manufactures a broad range of products for both commercial aircraft and business jets.  B/E Aerospace manufactured products include aircraft cabin seating, lighting systems, oxygen systems, food and beverage preparation and storage equipment, galley systems, and modular lavatory systems.  B/E Aerospace also provides cabin interior reconfiguration, program management and certification services.  B/E Aerospace sells and supports its products through its own global direct sales and product support organization.  For more information, visit the B/E Aerospace website at www.beaerospace.com.

*T*

B/E AEROSPACE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
(In Millions, Except Per Share Data)

	THREE MONTHS ENDED		YEAR ENDED
	December 31,		December 31,
	2016	2015	2016	2015

Revenues	$730.4	$659.2	$2,932.9	$2,729.6
Cost of sales	457.6	396.4	1,799.5	1,642.5
Selling, general and administrative	90.7	80.7	336.1	360.4
Research, development and engineering	73.5	58.0	290.7	274.4

Operating earnings	108.6	124.1	506.6	452.3

Operating earnings, as a percentage of revenues	14.9%	18.8%	17.3%	16.6%

Interest expense, net	22.9	23.3	91.1	95.7

Earnings before income taxes	85.7	100.8	415.5	356.6

Income tax expense	25.3	17.4	104.4	70.9

Net earnings	$60.4	$83.4	$311.1	$285.7

Net earnings per common share:
Basic	$0.60	$0.81	$3.10	$2.75
Diluted	$0.60	$0.81	$3.08	$2.73

Weighted average common shares:
Basic	100.3	102.7	100.4	104.0
Diluted	101.0	103.2	100.9	104.5

*T*

B/E AEROSPACE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In Millions)

	December 31,	December 31,
	2016	2015
ASSETS

Current assets:
Cash and cash equivalents	$202.0	$154.1
Accounts receivable	353.5	354.6
Inventories	1,258.9	1,091.9
Other current assets	54.2	57.8
Total current assets	1,868.6	1,658.4
Long-term assets	1,501.5	1,482.5
	$3,370.1	$3,140.9

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total current liabilities	$857.1	$822.2
Total long-term liabilities	2,296.5	2,263.2
Total stockholders' equity	216.5	55.5
	$3,370.1	$3,140.9

*T*
B/E AEROSPACE, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
(In Millions)

	Year Ended December 31,
	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net earnings	$311.1	$285.7
Adjustments to reconcile net earnings to net cash flows provided by operating activities, net of effects from acquisitions:
Depreciation and amortization	83.6	85.3
Deferred income taxes	34.4	(4.1)
Non-cash compensation	35.2	30.2
Provision for doubtful accounts	0.8	7.2
Tax benefits realized from prior exercises of restricted stock	(1.9)	(5.0)
Loss on disposal of property and equipment	3.0	9.2
Debt prepayment costs	-	0.9
Changes in operating assets and liabilities:
Accounts receivable	(16.1)	(84.7)
Inventories	(194.7)	(184.6)
Other current and non-current assets	(30.1)	67.7
Accounts payable and accrued liabilities	81.5	103.0
Net cash flows provided by operating activities	306.8	310.8

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(80.8)	(80.5)
Acquisitions, net of cash acquired	-	3.9
Other	(2.6)	(6.4)
Net cash flows used in investing activities	(83.4)	(83.0)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from common stock issued	5.2	5.8
Purchase of treasury stock, including share repurchases	(86.7)	(155.3)
Tax benefits realized from prior exercises of restricted stock	1.9	5.0
Principal payments on long-term debt	-	(136.0)
Borrowings on line of credit	225.0	-
Repayments on line of credit	(225.0)	-
Dividends	(85.0)	(79.3)
Net cash used in financing activities	(164.6)	(359.8)

Effect of foreign exchange rate changes on cash and cash equivalents	(10.9)	(6.4)

Net increase (decrease) in cash and cash equivalents	47.9	(138.4)
Cash and cash equivalents, beginning of year	154.1	292.5
Cash and cash equivalents, end of year	$202.0	$154.1

B/E AEROSPACE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This news release includes 2016 and 2015 net earnings, net earnings per diluted share and consolidated operating earnings, on an adjusted basis which exclude the 2016 fourth quarter charges associated with the pending Rockwell Collins transaction and restructuring, and the 2015 third quarter charge associated with the Company’s cost reduction program and present the 2015 fourth quarter income tax expense based on the full year 2015 effective tax rate. Each of these adjusted measures are “non-GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company uses the above described adjusted measures to evaluate and assess the operational strength and performance of the business in addition to the GAAP financial measures. The Company believes these 2016 and 2015 adjusted financial measures are relevant and useful for investors because they allow investors to have a better understanding of changes in the Company’s performance excluding the 2016 charges associated with the pending Rockwell Collins transaction and restructuring, and 2015 charge associated with the Company’s cost reduction program.  These 2016 and 2015 adjusted financial measures should not be viewed as a substitute for, or superior to, operating earnings, or net earnings from operations (each as defined under GAAP), the most directly adjusted GAAP measures, as a measure of the Company’s operating performance for 2016 and 2015.

This news release includes the Company’s “adjusted free cash flow” and “free cash flow conversion ratio”, which are “non-GAAP financial measures” as defined in Regulation G of the Exchange Act. The Company defines “free cash flow” as net cash flows provided by operating activities less capital expenditures and “adjusted free cash flow” as free cash flow excluding cash expenditures related to the pending Rockwell Collins transaction and restructuring.  For a reconciliation of free cash flow to cash flows provided by operating activities, please see further below.  The Company uses adjusted free cash flow to provide investors with an additional perspective on the Company’s cash flow provided by operating activities after taking into account reinvestments and the expenditures related to the pending Rockwell Collins transaction.  Free cash flow does not take into account debt service requirements and therefore does not reflect an amount available for discretionary purposes.  The Company defines “free cash flow conversion ratio” as adjusted free cash flow expressed as a percentage of the Company’s adjusted net earnings.  The Company uses adjusted free cash flow conversion ratio to provide investors with a measurement of its ability to convert earnings into free cash flow.  These financial measures should not be viewed as a substitute for, or superior to, net cash flows provided by operating activities, the most directly adjusted GAAP measure, as a measure of the Company’s liquidity or operating performance.

Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above mentioned non-GAAP financial measures to the most directly adjusted GAAP financial measures:

B/E AEROSPACE, INC.
RECONCILIATION OF NET EARNINGS PER DILUTED SHARE
TO ADJUSTED NET EARNINGS PER DILUTED SHARE
(In Millions, Except Per Share Data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016*	2015**	2016*	2015
Net earnings	$60.4	$83.4	$311.1	$285.7
Other costs*	21.9	-	21.9	49.0
Adjustment to income taxes	(1.9)	(4.8)	(1.9)	(18.3)
Adjusted net earnings	$80.4	$78.6	$331.1	$316.4

Adjusted net earnings per diluted share	$0.80	$0.76	$3.28	$3.03

Diluted weighted average common shares	101.0	103.2	100.9	104.5

* Q4 2016 and full year 2016 other pre-tax costs of $21.9 million are associated with the pending Rockwell Collins transaction and restructuring costs.  2015 other pre-tax costs of $49.0 million are associated with the third quarter facilities consolidation, product rationalization, workforce reductions and program discontinuance.
** For comparability purposes, fourth quarter 2015 income tax is presented based on 2015 full year adjusted effective tax rate of ~22% to eliminate the one-time benefit from the R&D tax credit realized in the fourth quarter of 2015.

B/E AEROSPACE, INC.
RECONCILIATION OF OPERATING EARNINGS
TO ADJUSTED OPERATING EARNINGS
(In Millions)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Operating earnings	$108.6	$124.1	$506.6	$452.3
Other costs*	21.9	-	21.9	49.0
Adjusted operating earnings	$130.5	$124.1	$528.5	$501.3

* Q4 2016 and full year 2016 other pre-tax costs of $21.9 million are associated with the pending Rockwell Collins transaction and restructuring costs.  2015 other pre-tax costs of $49.0 million are associated with the third quarter facilities consolidation, product rationalization, workforce reductions and program discontinuance.

B/E AEROSPACE, INC.
RECONCILIATION OF NET CASH FLOW PROVIDED BY
OPERATING ACTIVITIES TO ADJUSTED FREE CASH FLOW
(In Millions)

Year Ended
December 31,
2016
Net cash flow provided by operating activities	$306.8
Capital expenditures	(80.8)
Free cash flow	226.0
Cash adjustments related to:
Transaction expenditures	15.9
Restructuring expenditures	3.0
Accelerated payment of compensation*	32.1
Adjusted free cash flow	$277.0

*As part of the merger transaction with Rockwell Collins, the 2016 annual incentive was paid in December 2016, rather than in the first quarter of 2017.

###